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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):      JUNE 24, 1999
                                                        ---------------------

                            NEWPARK RESOURCES, INC.
                      -----------------------------------
            (Exact name of registrant as specified in its charter)

         Delaware                      1-2960                 72-1123385
--------------------------         --------------     --------------------------
(State or other jurisdiction        (Commission       (IRS Employer
of incorporation)                   File Number)      Identification No.)

   3850 North Causeway, Suite 1770
         Metairie, Louisiana                                    70002
-------------------------------------                 --------------------------
(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code:  (504) 838-8222
                                                    ----------------
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Item 5.   Other Events.

     On June 24, 1999, Newpark Resources, Inc., a Delaware corporation ("Newpark"), and Tuboscope Inc., a Delaware corporation ("Tuboscope") agreed to merge Newpark with and into Tuboscope (the "Merger"). The terms of the Merger are set forth in an Agreement and Plan of Merger (the "Merger Agreement"), dated as of June 24, 1999, between Tuboscope and Newpark.

     In the Merger, each share of Newpark's common stock will be converted into
0.65 shares of Tuboscope common stock. Tuboscope and Newpark issued a joint press release announcing the execution of the Merger Agreement on June 24, 1999, a copy of which is filed as Exhibit 99.1 hereto and which is incorporated herein by reference.

     The Merger is intended to constitute a tax-free reorganization under the Internal Revenue Code of 1986 and be accounted for as a purchase.

     Consummation of the Merger is subject to various conditions, including: (i) receipt of necessary approvals by the stockholders of each of Tuboscope and Newpark; (ii) the expiration or termination of applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the receipt of requisite regulatory approvals from foreign and domestic regulatory authorities; and (iii) registration of the shares of Tuboscope common stock to be issued in connection with the Merger under the Securities Act of 1933 and the listing of such shares on the New York Stock Exchange.

     In connection with the Merger Agreement, SCF-IV, L.P., a Delaware limited partnership ("SCF") and holder of 150,000 shares of Newpark's Series A Cumulative Perpetual Preferred Stock, entered into an agreement with Newpark and Tuboscope pursuant to which SCF agreed to vote all of the shares of preferred stock owned by it in favor of the Merger (the "SCF Agreement").

     The foregoing summary of the Merger Agreement and the SCF Agreement is qualified in its entirety by reference to the text of the Merger Agreement and the SCF Agreement, copies of which are filed as Exhibits 2.1 and 99.2 hereto and which are incorporated herein by reference.

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Item 7.        Financial Statements and Exhibits.

  (a) - (b)    Not Applicable.

        (c)    Exhibits.

               2.1 Agreement and Plan of Merger, dated as of June 24, 1999, among Tuboscope Inc. and Newpark Resources, Inc.

               99.1 Text of joint press release, dated June 24, 1999, issued by Tuboscope Inc. and Newpark Resources, Inc.

               99.2 Agreement, dated as of June 24, 1999, among Newpark Resources, Inc., Tuboscope Inc. and SCF-IV, L.P.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

                                        NEWPARK RESOURCES, INC.



Dated: June 28, 1999                    By: /s/ Matthew W. Hardey
                                            ----------------------------------
                                            Matthew W. Hardey, Vice President of
                                            Finance and Chief Financial Officer

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                                 EXHIBIT INDEX

Exhibit Number                       Description of Exhibit
--------------                       ----------------------

     2.1 Agreement and Plan of Merger, dated as of June 24, 1999, among Tuboscope Inc. and Newpark Resources, Inc.

     99.1 Text of joint press release, dated June 24, 1999, issued by Tuboscope Inc. and Newpark Resources, Inc.

     99.2 Agreement, dated as of June 24, 1999, among Newpark Resources, Inc., Tuboscope Inc. and SCF-IV, L.P.

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